EXHIBIT 99.3





                                   LOTUS PACIFIC, INC.
                     PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   DECEMBER 31, 1998
                                      (Unaudited)


                                               ASSETS

                                       Lotus Pacific                                    Pro Forma
                                           Inc.          Acquisitions    Adjustments      Totals
                                   ------------------- --------------- -------------  ------------
Current assets:
 Cash.........................        $   894,811         $  135,417                   $ 1,030,228
 Cash - segregated............                             3,277,838                     3,277,838
 Accounts receivable..........         10,535,359             84,627                    10,619,986
 Receivables from broker/dealers                          13,478,805                    13,478,805
 Securities owned.............                            18,521,542                    18,521,542
 Inventory....................             13,650                                           13,650
 Other........................              9,036             73,846                        82,882
                                    -------------       ------------                  ------------
  Total current assets........         11,452,856         35,572,075                    47,024,931
                                    -------------       ------------                   -----------
Property and equipment:
 Furniture and office equipment            92,147            452,849                       544,996
 Equipment.....................         1,540,222                                        1,540,222
 Leasehold improvements........             1,041                                            1,041
                                     -------------      -------------                 ------------
                                        1,633,410            452,849                     2,086,259
 Less: accumulated depreciation         (512,154)          (222,840)                     (734,994)
                                     -------------     --------------                 ------------
                                        1,121,256            230,009                     1,351,265
                                     -------------     --------------                   ----------
Other assets:
 Intangible asset, net of
  accumulated amortization.....         5,000,915              1,035                     5,001,950
 Goodwill, net of accumulated
  amortization.................        25,977,016                          $8,611,222   34,588,238
 Deposits......................            22,175             14,536                        36,711
 Deposits with clearing organizations                      1,396,210                     1,396,210
 Other assets..................                              701,897                       701,897
                                     -------------     --------------   -------------  -----------
                                       31,000,106          2,113,678        8,611,222   41,725,006
                                     -------------      -------------     -----------  -----------
                                      $43,574,218        $37,915,762       $8,611,222  $90,101,202
                                     ============       ============       ==========  ===========



                                 LIABILITIES AND STOCKHOLDERS' EQUITY


Current liabilities:
 Accounts payable and
  accrued expenses.............      $  4,017,632         $  761,634                  $  4,779,266
 Payable to brokers, dealers
  and customers................                           31,195,998                    31,195,998
 Liabilities subject to claims.                              710,000                       710,000
                                    -------------      -------------                  ------------
  Total current liabilities....         4,017,632         32,667,632                    36,685,264
                                    -------------       ------------                  ------------

Minority interest in subsidiary         6,062,483                                        6,062,483
                                    -------------                                      -----------
Commitments

Stockholders' equity:
 Common stock..................            47,499               643                         48,142
 Preferred stock, Series A.....                 4                                                4
 Common stock warrants.........            80,000                                           80,000
 Additional paid-in capital....        38,451,042         5,247,487      $10,879,819    54,578,348
 Deficit.......................       (5,084,442)                        (2,268,597)   (7,353,039)
                                    -------------     -------------    --------------  -----------
                                       33,494,103         5,248,130        8,611,222    47,353,455
                                    -------------     -------------    --------------  -----------
                                      $43,574,218       $37,915,762      $ 8,611,222   $90,101,202
                                    =============     =============    =============   ===========




The following unaudited pro forma information represents the results of operations for the year ended June 30, 1998 of the Company as if the acquisitions of Professional Market Brokerage, Inc. and U.S. Securities & Futures Corp. had taken place on July 1, 1997. These pro forma results of operations have been prepared for comparative purposes only and do not purport to be indicative of the results of operations which actually would have resulted had the acquisitions occurred on the date indicated, or which may result in the future.

The figures include amortization of goodwill as if the acquisitions had taken place on July 1, 1998, and amounted to $906,444.


                                   LOTUS PACIFIC, INC.
                 PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                             FOR THE YEAR ENDED JUNE 30, 1998
                                       (Unaudited)




                                      Lotus Pacific                                    Pro Forma
                                           Inc.         Acquisitions    Adjustments      Totals
                                    ----------------- ---------------- -------------  ------------
Sales.............................     $6,159,000                                      $ 6,159,000
Cost of sales.....................      3,412,500                                        3,412,500
                                      -----------                                      -----------
Gross profit......................      2,746,500                                        2,746,500
                                      -----------                                      -----------

Commission income.................                      $19,142,319                     19,142,319
Royalty income....................      1,800,000                                        1,800,000
Trading gain - realized...........                          268,832                        268,832
                                      ------------     -------------                   -----------
                                        1,800,000        19,411,151                     21,211,151
                                      -----------       -----------                    -----------
Operating expenses:
 Selling, general and
   administrative expenses........       8,794,938       19,620,049      $ 906,444      29,321,431
 Research and development.........       2,264,801                                       2,264,801
                                      ------------     ------------    -----------     -----------
                                        11,059,739       19,620,049        906,444      31,586,232
                                      ------------      -----------    -----------     -----------

Operating loss....................     (6,513,239)        (208,898)      (906,444)     (7,628,581)
                                       -----------      -----------    -----------     -----------
Other income (expense):
 Interest income..................          30,475          686,382                        716,857
 Other income.....................           3,073          203,255                        206,328
                                      ------------     ------------                    -----------
                                            33,548          889,637                        923,185
                                       -----------       ----------                     ----------
Net loss before income taxes,
  minority interest in income of
  consolidated subsidiaries and
  discontinued operations.........     (6,479,691)          680,739      (906,444)     (6,705,396)
Income tax benefit................         122,824           71,827                        194,651
Minority interest in loss of
 consolidated subsidiaries........         318,200                                         318,200
Loss from discontinued operations.       (565,916)                                       (565,916)
                                      ------------      -----------    ------------   ------------

Income (loss) ....................    $(6,604,583)      $  752,566     $(906,444)    $(6,758,461)
                                      ============   =============   ============  =============
Income (Loss) per share:
 Basic............................     $      (.14)      $      .02        $ (.02)      $    (.14)
                                      ==============  =============   ============  =============



The following unaudited pro forma information represents the results of operations for the six months ended December 31, 1998 of the Company as if the acquisitions of Professional Market Brokerage, Inc. and U.S. Securities
& Futures Corp. had taken place on July 1, 1998. These pro forma results of operations have been prepared for comparative purposes only and do not purport to be indicative of the results of operations which actually would have resulted had the acquisitions occurred on the date indicated, or which may result in the future.

The figures include amortization of goodwill as if the acquisitions had taken place on July 1, 1998, and amounted to $453,222.




                                       LOTUS PACIFIC, INC.
                    PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                             FOR THE SIX MONTHS ENDED DECEMBER 31, 1998
                                            (Unaudited)


                                  Lotus Pacific                                     Pro Forma
                                      Inc.          Acquisitions    Adjustments       Totals
                               ----------------   ---------------  --------------  -----------
Sales..........................    $8,846,693                                      $ 8,846,693
Cost of sales..................     7,227,033                                        7,227,033
                                 ------------                                      -----------
Gross profit...................     1,619,660                                        1,619,660
                                 ------------                                      -----------

Commission income..............                      $10,720,588                    10,720,588
Royalty income.................        124,125                                         124,125
Trading gain - realized........                           19,771                        19,771
Trading loss - unrealized......                      (1,253,173)                   (1,253,173)
                                 -------------     -------------                  ------------
                                       124,125         9,487,186                     9,611,311
                                  ------------      ------------                  ------------
Operating expenses:
 Selling, general and
   administrative expenses.....      2,667,840       11,792,738       $ 453,222     14,913,800
 Research and development......      1,049,738                                       1,049,738
                                 -------------      ------------    ------------   -----------
                                     3,717,578       11,792,738         453,222     15,963,538
                                  ------------      ------------     -----------   -----------

Operating loss.................    (1,973,793)      (2,305,552)        (453,222)   (4,732,567)
                                  ------------     ------------      -----------   -----------
Other income (expense):
 Interest income...............         13,440          434,997                        448,437
 Interest expense..............                        (25,492)                       (25,492)
 Other income..................                         114,160                        114,160
 Foreign exchange loss.........                        (54,042)                       (54,042)
                                 --------------    -------------                    -----------
                                        13,440          469,623                        483,063
                                  -------------    -------------                     ----------
Net loss before income taxes,
 minority interest in income of
 consolidated subsidiaries and
 discontinued operations.......    (1,960,353)      (1,835,929)         (453,222)  (4,249,504)
Income tax benefit.............                          20,554                         20,554
Minority interest in loss of
 consolidated subsidiaries.....         66,836                                          66,836
Loss from discontinued operations     (53,017)                                        (53,017)
Loss on sale of subsidiaries...      (590,641)                                       (590,641)
                                 -------------     ------------    --------------  -----------
Income (loss)..................   $(2,537,175)     $(1,815,375)        $(453,222) $(4,805,772)
                                 =============     ============     ============= ============
Income (Loss) per share:
 Basic.........................   $      (.06)     $      (.04)        $    (.02)    $  (.12)
                                  =============   ==============    =============   ===========
